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Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO §906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the filing of the Quarterly Report on Form 10-Q of Michaels Stores, Inc., a Delaware corporation (the "Company"), for the period ended August 3, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, that, to such officer's knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/s/ R. MICHAEL ROULEAU R. Michael Rouleau President and Chief Executive Officer
/s/ BRYAN M. DECORDOVA Bryan M. DeCordova Executive Vice President—Chief Financial Officer

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CERTIFICATION PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO §906 OF THE SARBANES-OXLEY ACT OF 2002